                                                                  EXECUTOIN COPY


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                 WRC MEDIA INC.
                            WEEKLY READER CORPORATION
                            JLC LEARNING CORPORATION



                            THE NOTE GUARANTORS NAMED
                                     HEREIN
                    ----------------------------------------



                                  $152,000,000



                   12 3/4% SENIOR SUBORDINATED NOTES DUE 2009

                    ----------------------------------------



                              --------------------

                          REGISTRATION RIGHTS AGREEMENT

                          DATED AS OF NOVEMBER 17, 1999
                              --------------------


                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                         BANC OF AMERICA SECURITIES LLC

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of November 17, 1999, by and among WRC Media Inc., a Delaware corporation (the "COMPANY"), Weekly Reader Corporation, a Delaware corporation ("WEEKLY READER"), JLC Learning Corporation, a Delaware corporation ("JLC LEARNING" and, together with the Company and Weekly Reader, each an "ISSUER" and, collectively, the "ISSUERS"), the Note Guarantors listed on the signature pages hereto (each a "NOTE GUARANTOR" and, collectively, the "NOTE GUARANTORS") and Donaldson, Lufkin & Jenrette Securities Corporation and Banc of America Securities LLC (each an "INITIAL PURCHASER" and, collectively, the "INITIAL PURCHASERS"), each of whom has agreed to purchase the Company's 12 3/4% Senior Subordinated Notes due 2009 (the "SENIOR SUBORDINATED NOTES"), pursuant to the Purchase Agreement (as defined below).

         This Agreement is made pursuant to the Purchase Agreement, dated November 10, 1999, (the "PURCHASE AGREEMENT"), by and among the Issuers, the Note Guarantors and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Senior Subordinated Notes, the Issuers have agreed to provide the registration rights relating to the Senior Subordinated Notes set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 3 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, dated the Closing Date, among the Issuers, the Note Guarantors and The Bankers Trust Company, as Trustee, relating to the Senior Subordinated Notes and the New Senior Subordinated Notes, as such indenture is amended or supplemented from time to time (the "INDENTURE").

         The parties hereby agree as follows:

SECTION 1          DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         ACT:  The Securities Act of 1933, as amended.

         AFFILIATE:  As defined in Rule 144 of the Act.

         APPLICABLE PERIOD:  As defined in Section 3(c) hereof.

         BROKER-DEALER:  Any broker or dealer registered under the Exchange Act.

         BUSINESS DAY: Any day other than a Saturday, Sunday or day on which commercial banks in the City of New York are authorized or required by law, regulation or executive order to remain closed.

         CERTIFICATED SECURITIES: Definitive Notes, as defined in the Indenture.

         CLOSING DATE:  The date hereof.

         COMMISSION:  The Securities and Exchange Commission.

         CONSUMMATE: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the New Senior Subordinated Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Issuers to the Registrar under the Indenture of New Senior Subordinated Notes in the same aggregate principal amount as the aggregate principal amount of Senior Subordinated Notes tendered by Holders thereof pursuant to the Exchange Offer.

         CONSUMMATION DEADLINE:  As defined in Section 3(b) hereof.

         EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.

         EXCHANGE OFFER: The exchange and issuance by the Issuers of a principal amount of New Senior Subordinated Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Senior Subordinated Notes that are tendered by such Holders in connection with such exchange and issuance.

         EXCHANGE OFFER EFFECTIVENESS TARGET DATE: As defined in Section 3(a) hereof.

         EXCHANGE OFFER FILING DEADLINE: As defined in Section 3(a) hereof.

         EXCHANGE OFFER REGISTRATION PERIOD: As defined in Section 3(b) hereof.

         EXCHANGE OFFER REGISTRATION STATEMENT: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

         EXEMPT RESALES: The transactions in which the Initial Purchasers propose to sell the Senior Subordinated Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act.

         HOLDERS: As defined in Section 2 hereof.

         NEW SENIOR SUBORDINATED NOTES: The Issuers; new 12 3/4% Senior Subordinated Notes due 2009 to be issued pursuant to the Indenture: (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

         NOTES: The Senior Subordinated Notes and the New Senior Subordinated Notes.

         PERSON: An individual, partnership, limited liability company, corporation, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         PROSPECTUS: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

         RECOMMENCEMENT DATE: As defined in Section 6(d) hereof.

         REGISTRATION DEFAULT: As defined in Section 5 hereof.

         REGISTRATION STATEMENT: Any registration statement of the Issuers and the Note Guarantors relating to (a) an offering of New Senior Subordinated Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

         RULE 144: Rule 144 promulgated under the Act.

         SHELF REGISTRATION EFFECTIVENESS TARGET DATE: As defined in Section 4(a) hereof.

         SHELF REGISTRATION FILING DEADLINE: As defined in Section 4(b) hereof.

         SHELF REGISTRATION PERIOD: As defined in Section 4(a) hereof.

         SHELF REGISTRATION STATEMENT: As defined in Section 4 hereof.

         SUSPENSION NOTICE: As defined in Section 6(d) hereof.

         TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

         TRANSFER RESTRICTED SECURITIES: Each (A) Senior Subordinated Note, until the earliest to occur of (i) the date on which such Senior Subordinated
Note is exchanged in the Exchange Offer for a New Senior Subordinated Note which is entitled to be resold to the public by the Holder thereof (other than a Broker-Dealer) without complying with the prospectus delivery requirements of the Act, (ii) the date on which such Senior Subordinated Note has been disposed of in accordance with a Shelf Registration Statement (and the purchasers thereof have been issued New Senior Subordinated Notes), or (iii) the date on which such Senior Subordinated Note is distributed to the public pursuant to Rule 144 under the Act and each (B) New Senior Subordinated Note held by a Broker-Dealer until the date on which such New Senior Subordinated Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including the delivery of the Prospectus contained therein).

SECTION 2          HOLDERS

         A Person is deemed to be a holder of Transfer Restricted Securities (each, a "HOLDER") whenever such Person owns Transfer Restricted Securities.

SECTION 3          REGISTERED EXCHANGE OFFER

         (a) Unless the Exchange Offer shall not be permitted by applicable law or rules, regulations or policies of the Commission, the Issuers and the Note Guarantors shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission no later than 90 days after the Closing Date (such 90th day being the "EXCHANGE OFFER FILING DEADLINE"), (ii) use their respective best efforts to cause such Exchange Offer Registration Statement to become effective as promptly as possible, but in no event later than 210 days after the Closing Date such 210 day being the "EXCHANGE OFFER EFFECTIVENESS TARGET DATE"), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and
(C) cause all necessary filings, if any, in connection with the registration and qualification of the New Senior Subordinated Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer; PROVIDED, HOWEVER, that neither any Issuer nor any Note Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation in any jurisdiction where it is not now so subject, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, use their respective best efforts to commence and Consummate the Exchange Offer. The Exchange Offer Registration Statement shall be on the appropriate form permitting (i) registration of the New Senior Subordinated Notes to be offered in exchange for the Senior Subordinated Notes that are Transfer Restricted Securities and (ii) resales of New Senior Subordinated Notes by Broker-Dealers that tendered into the Exchange Offer Senior Subordinated Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Senior Subordinated Notes acquired directly from any Issuer or any Affiliate thereof) as contemplated by Section 3(c) below.

         (b) The Issuers and the Note Guarantors shall use their respective best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer (the "EXCHANGE OFFER

REGISTRATION PERIOD"); PROVIDED, HOWEVER, that in no event shall such period be less than 20 Business Days. The Issuers and the Note Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the New Senior Subordinated Notes and the Preferred Stock of the Company issued in connection with the Transactions (as defined in the Offering Memorandum) or any preferred stock of Weekly Reader or JLC Learning issued in exchange therefor, shall be included in the Exchange Offer Registration Statement. The Issuers and the Note Guarantors shall use their respective best efforts to cause the Exchange Offer to be Consummated on or prior to 30 Business Days, or longer if required by the Federal securities laws, after the Exchange Offer Registration Statement has become effective (such 30th Business Day, or such later date if required by the Federal Securities laws, being the "CONSUMMATION DEADLINE").

         (c) The Issuers shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Senior Subordinated Notes acquired directly from any Issuer or any Affiliate of such Issuer), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any New Senior Subordinated Notes received by such Broker-Dealer in the Exchange Offer, and the Issuers and the Note Guarantors shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission as a result of a change in policy, rules or regulations after the date of this Agreement. See the Sherman & Sterling no-action letter (available July 2, 1993).

         To the extent necessary to ensure that the prospectus contained in the Exchange Offer Registration Statement is available for sales of New Senior Subordinated Notes by Broker-Dealers, the Issuers and the Note Guarantors agree to use their respective best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Section 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the Consummation Deadline or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold pursuant thereto (the "Applicable Period"). The Issuers and the Note Guarantors shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, as promptly as practicable upon request and in no event later than two Business Days after Such request, at any time during such period.

SECTION 4          SHELF REGISTRATION

         (a) SHELF REGISTRATION. If (i) the Exchange Offer is not permitted by applicable law or rules, regulations or policies of the Commission or (ii) if any Holder of Transfer Restricted Securities shall notify the Issuers within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission rules, regulations or policies from participating, in the Exchange Offer or (B) such Holder may not resell the New Senior Subordinated Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Senior Subordinated Notes acquired directly from the Company or any of its Affiliates, then the Issuers and the Note Guarantors shall:

         (x) use their respective best efforts to cause to be filed, on or prior to 45 days after the earlier of (i) the date on which the Issuers determine that the Exchange Offer Registration Statement cannot be filed as a result of clause
(a)(i) above and (ii) the date on which the Issuers receive the notice specified in clause (a)(ii) above (such earlier date, the "SHELF REGISTRATION FILING DEADLINE"), a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement (the "SHELF REGISTRATION STATEMENT")), relating to all Transfer Restricted Securities, and

         (y) use their respective best efforts to cause such Shelf Registration Statement to become effective on or prior to 90 days after the Filing Deadline (such 90th day the "SHELF REGISTRATION EFFECTIVENESS TARGET DATE").

         If, after the Issuers have filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Issuers are required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law or rules, regulations or policies of the Commission (i.e., clause (a)(i) above), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; PROVIDED that, in such event, the Issuers shall be obligated to use their respective best efforts to cause such Shelf Registration Statement to become effective by the later of (i) the Shelf Registration Effectiveness Target Date and (ii) the 90th day after publication of the change in the applicable Federal law or rules, regulations or policies of the Commission.

         To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Issuers and the Note Guarantors shall use their respective best efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 4(c) and 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of: (i) two years (as extended pursuant to Section 6(c)(i)) following the Closing Date, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Senior Subordinated Notes become eligible for resale without volume restrictions pursuant to Rule 144 under the Act (the "Shelf Registration Period").

         (b) PROVISION BY HOLDERS OF CERTAIN INFORMATION IN CONNECTION WITH THE SHELF REGISTRATION STATEMENT. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Issuers by such Holder not materially misleading.

         (c) Notwithstanding the provisions of Section 4(a) (but subject to the provisions of Section 5(b)), the Issuers may for valid business reasons, including without limitation, a potential acquisition, divestiture of assets or other material corporate transaction, issue a notice that the Shelf Registration Statement is no longer effective or the Prospectus included therein is no longer usable for offers and sales of Transfer Restricted Securities and may issue any notice suspending use of the Shelf Registration Statement required under applicable securities laws to be issued. The provisions of this Section 4(c) shall also be applicable to the Exchange Offer Registration Statement during the Applicable Period; PROVIDED that the Applicable Period shall be extended for the number of days (which shall not exceed 90 in any twelve-month period) that the use of the Exchange Offer Registration Statement is suspended.

SECTION 5          LIQUIDATED DAMAGES

         (a) If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the Exchange Offer Filing Deadline or the Shelf Registration Filing Deadline, as applicable, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the Exchange Offer Effectiveness Target Date or the Shelf Registration Effectiveness Target Date, as applicable, (iii) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose at any time the Issuers and the Note Guarantors are required to maintain the effectiveness thereof without being succeeded by an effective post-effective amendment to such Registration Statement that cures such failure within 45 days (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), then the Issuers and the Note Guarantors hereby jointly and severally agree to pay to each Holder of Transfer Restricted Securities (but not in respect of any Transfer Restricted Securities for any period after such securities cease to be Transfer Restricted Securities pursuant to clause A(iii) of the definition thereof) affected thereby liquidated damages in an amount equal to $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 in principal amount of Transfer Restricted Securities; PROVIDED that the Issuers and the Note Guarantors shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

         (b) Notwithstanding the foregoing provisions of Section 5(a), the Issuers may for valid business reasons, including without limitation, a potential acquisition, divestiture of assets or other material corporate transaction, issue a notice that the Registration Statement is no longer effective or the Prospectus included therein is no longer usable for offers and sales of Transfer Restricted Subsidiaries and may issue any notice suspending use of the Registration Statement required under applicable securities laws to be issued and, in the event that the aggregate number of days in any consecutive twelve-month period for which all such notices are issued and effective exceeds 30 days in the aggregate, then the Issuers will be jointly and severally obligated to pay liquidated damages to each Holder of Transfer Restricted Securities covered by the Registration Statement in an amount equal to $0.05 per week per $1,000 in principal amount of Transfer Restricted Securities covered by the Registration Statement and held by such Holder. Upon the Issuers declaring that the Registration Statement is useable after the period of time described in the preceding sentence, accrual of liquidated damages shall cease; PROVIDED, HOWEVER, that if after any such cessation of the accrual of liquidated damages the Registration Statement again ceases to be useable beyond the period permitted above, liquidated damages will again accrue pursuant to the foregoing provisions.

         (c) Notwithstanding anything to the contrary set forth herein, the Issuers and the Note Guarantors shall not be required to pay liquidated damages to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in Section 6(a)(i) or failed to provide the information required to be provided by it, if any, pursuant to Section 4(b).

         All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Issuers and the Note Guarantors to pay liquidated damages with respect to such securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

SECTION 6          REGISTRATION PROCEDURES

         (a) EXCHANGE OFFER REGISTRATION STATEMENT. In connection with the Exchange Offer, (i) the Issuers and the Note Guarantors shall (x) comply with all applicable provisions of Section 6(c) below and (y) use their respective best efforts to effect such exchange and to permit the resale of New Senior Subordinated Notes by Broker-Dealers that tendered in the Exchange Offer Senior Subordinated Notes that such Broker-Dealer acquired for its own account as a result of its market making activities or other trading activities (other than Senior Subordinated Notes acquired directly from any Issuer or any Affiliate thereof) being sold in accordance with the intended method or methods of distribution thereof, and (ii) the Issuers, the Note Guarantors and the Holders, as applicable, shall comply with all of the following provisions:

                  (i) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker Dealer, except as provided in the next sentence) shall furnish, upon the request of the Issuers, prior to the Consummation of the Exchange Offer, a written representation to the Issuers and the Note Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that at the time of the consummation of the Exchange Offer (A) it is not an Affiliate of any Issuer, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Senior Subordinated Notes or the New Senior Subordinated Notes to be issued in the Exchange Offer, within the meaning of the Act, (C) it is acquiring the New Senior Subordinated Notes in its ordinary course of business and (D) if such Holder is a Broker-Dealer, that it will deliver a Prospectus in connection with any resale of any New Subordinated Notes. As a condition to its participation in the Exchange Offer each Holder Using the Exchange Offer to participate in a distribution of the New Senior Subordinated Notes shall acknowledge and agree that, if the resales are of New Senior Subordinated Notes obtained by such Holder in exchange for Senior Subordinated Notes acquired directly from any Issuer or any Affiliate thereof, it (1) could not, Under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in MORGAN STANLEY AND CO., INC. (available June 5, 1991) and EXXON CAPITAL HOLDINGS CORPORATION (available May 13,
         1988), as interpreted in the Commission's letter to SHERMAN & STERLING dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

                  (ii) Prior to effectiveness of the Exchange Offer Registration Statement, the Issuers and the Note Guarantors shall provide a supplemental letter to the Commission (A) stating that the Issuers and the Note Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in EXXON CAPITAL HOLDINGS CORPORATION (available May 13, 1988), MORGAN STANLEY AND CO., INC. (available June 5, 1991) as interpreted in the Commission's letter to SHERMAN & STERLING dated July 2, 1993 and (B) including, a representation that neither any Issuer nor any Note Guarantor has entered into any arrangement or understanding with any Person to distribute the New

         Senior Subordinated Notes to be received in the Exchange Offer and that, to the best of each Issuer's and each Note Guarantor's information and belief, each Holder participating in the Exchange Offer is acquiring the New Senior Subordinated Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Senior Subordinated Notes received in the Exchange Offer.

         (b)      Shelf Registration Statement.

                  In connection with the Shelf Registration Statement, the Issuers and the Note Guarantors shall:

                  (i) comply with all the provisions of Section 6(c) below and use their respective best efforts to effect Such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Issuers pursuant to
         Section 4(b) hereof), and pursuant thereto the Issuers and the Note Guarantors will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof, and

                  (ii) issue, upon the request of any Holder or purchaser of Senior Subordinated Notes covered by any Shelf Registration Statement contemplated by this Agreement, New Senior Subordinated Notes having, an aggregate principal amount equal to the aggregate principal amount of Senior Subordinated Notes sold pursuant to the Shelf Registration Statement and surrendered to the Issuers for cancelation; the Issuers shall register New Senior Subordinated Notes on the Shelf Registration Statement for this purpose and issue the New Senior Subordinated Notes to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate.

         (c) GENERAL PROVISIONS. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Issuers and the Note Guarantors shall:

                  (i) use their respective best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein (in the case of the Prospectus only, in light of the circumstances under which they were made), not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers and the Note Guarantors, to the extent required after the end of the applicable periods referred to in
         Section 5(b), shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use their respective best efforts to cause such amendment to be declared effective as soon as practicable;

                  (ii) prepare and file with the Commission such amendments and post- effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  (iii) advise each selling Holder promptly (if requested by such Holder, in the case of clause (A) and (B)) (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuers and the Note Guarantors shall use their respective best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (iv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (v) furnish to each Initial Purchaser in connection with such exchange or sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), and use their respective best efforts to reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose;

                  (vi) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to each Initial Purchaser in connection with such exchange or sale, if any;

                  (vii) in the case of a Shelf Registration Statement, make available, at reasonable times, for inspection by a representative of, and counsel for, Holders of at least 25% in aggregate principal amount of Notes being sold and any Underwriter participating in any such disposition of Notes pursuant to such Shelf Registration Statement, all relevant financial and other records and pertinent corporate documents of the Issuers and the Note Guarantors and use its best efforts to cause the Issuers' and the Note Guarantors' officers, directors and employees to supply all relevant information reasonably requested by any such representatives in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

                  (viii) if requested by any selling, Holders in connection with such exchange or sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                  (ix) furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference);

                  (x) during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereof as such Holder may reasonably request; and the Issuers consent to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offer and sale of the Transfer Restricted Securities covered by such Prospectus or any amendment or supplement thereto;

                  (xi) furnish to each Initial Purchaser and each Holder that is a Broker-Dealer electing to exchange Senior Subordinated Notes, acquired for its own account as a result of market-making activities or other trading activities, for New Senior Subordinated Notes (an "EXCHANGING DEALER"), and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference);

                  (xii) during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a Prospectus following the Exchange Offer, without charge, as many copies of the final Prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or Supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Issuers and the Note Guarantors consent to the use of Such Prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons, as applicable, as aforesaid;

                  (xiii) upon the request by Holders of a majority in aggregate principal amount of the Notes (the "Majority Holders"), make such customary representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by such Holders in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Issuers and the Note Guarantors shall, upon request of the Majority Holders, furnish to each selling Holder, upon Consummation of the Exchange Offer or upon the effectiveness of the Shelf Registration Statement, as the case may be, a certificate, dated such date, signed on behalf of each Issuer and each Note Guarantor by (x) the President or any Vice President and (y) a principal financial or accounting officer of such Issuer and such Note Guarantor, confirming, as of the date thereof, the matters set forth in Sections 6(kk) (as to the Registration Statement) and 9(a)

         (as to the representations and warranties contained herein) of the Purchase Agreement and such other similar matters as such Holders may reasonably request;

                  (xiv) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the Majority Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; PROVIDED, HOWEVER, that neither any Issuer nor any Note Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation in any jurisdiction where it is not now so subject;

                  (xv) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Sectilities, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request in writing at least three Business Days prior to such sale of Transfer Restricted Securities;

                  (xvi) use their respective best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xiv) above;

                  (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

                  (xviii) otherwise use their respective best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to their security holders with regard to any applicable Registration Statement, as soon as practicable after the effective date of such Registration Statement, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

                  (xix) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their respective best efforts to cause the Trustee to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                  (xx) provide promptly to each Holder, upon written request, each document filed by an Issuer with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act during any period of time when the Issuers are required to maintain the effectiveness of a Registration Statement.

         (d) RESTRICTIONS ON HOLDERS. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of the notice referred to in
Section 6(c)(iii)(B) and Section 6(c)(iii)(C) or any notice from the Issuers of the existence of any fact of the kind described in Section 4(c) or 5(b) or
Section 6(c)(iii)(D) hereof (in each case, a "SUSPENSION NOTICE"), such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by
Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Issuers that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus and that are required to be delivered hereunder (in each case, the "RECOMMENCEMENT DATE"). Each Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Issuers with more recently dated Prospectuses or (ii) deliver to the Issuers (at the Issuers' expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

SECTION 7          REGISTRATION EXPENSES

         (a) All expenses incident to the Issuers' and the Note Guarantors' performance of or compliance with this Agreement will be borne by the Issuers, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the New Senior Subordinated Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuers, the Note Guarantors and, subject to the limitations set forth in Section 7(b), the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the New Senior Subordinated Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof, and (vi) all fees and disbursements of independent certified public accountants of the Issuers and the Note Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

         The Issuers will, in any event, bear their and the Note Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuers or the Note Guarantors.

         (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Issuers and the Note Guarantors will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are tendering Senior Subordinated Notes in the Exchange Offer and/or selling or reselling Senior Subordinated Notes or New Senior Subordinated Notes pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared. Such Holders shall be responsible for any and all other out-of-pocket expenses of the Holders incurred in connection with the registration of the Notes.

SECTION 8          INDEMNIFICATION

         (a) The Issuers and the Note Guarantors agree, jointly and severally, to indemnify and hold harmless each Holder, its directors, officers, employees, representatives and agents and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments (including without limitation, any legal or other expenses incurred in connection with investigating, or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Issuers to any Holder or any prospective purchaser of New Senior Subordinated Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Issuers by any of the Holders; provided that, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Notes if the final Prospectus (as then amended or supplemented) was not sent or given to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of such Notes to such person and if the final Prospectus (as amended or Supplemented) would have corrected any such untrue statement of a material fact contained in and each omission or alleged omission of a material fact from the related preliminary Prospectus giving rise to such losses, claims, damages, liabilities or actions unless such failure is the result of noncompliance by the Issuers with Sections 6(c)(ix),
(x), (xi) or (xii).

         (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Issuers and the Note Guarantors and their respective directors, officers, employees, representatives and agents and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Issuer or any Note Guarantor, to the same extent as the foregoing indemnity from the Issuers and the Note Guarantors set forth in section (a) above, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a), and by the Issuers and the Note Guarantors, in the case of parties indemnified pursuant to Section 8(b). No indemnifying party shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent, which consent will not unreasonably be withheld, the indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action effected with its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

         (d) To the extent that the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Note Guarantors, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 8(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Issuers and the Note Guarantors, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Issuers and the Note Guarantors, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Issuer or such Note Guarantor, on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

         The Issuers, the Note Guarantors and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities plus (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

SECTION 9          RULE 144A AND RULE 144

         Each Issuer and each Note Guarantor agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which such Issuer or such Note Guarantor (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) Under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10         UNDERWRITTEN REGISTRATIONS

         If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an Underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Issuers (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions, discounts, fees and expenses in connection therewith.

         No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve Such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

SECTION 11         MISCELLANEOUS

         (a) REMEDIES. The Issuers and the Note Guarantors acknowledge and agree that any failure by the Issuers and/or the Note Guarantors to comply with their respective obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, other than with respect to Sections 3 and 4 hereof for which liquidated damages have been paid pursuant to Section 5 hereof, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers' and the Note Guarantors' obligations under Sections 3 and 4 hereof. The Issuers and the Note Guarantors further agree to waive the defense in any action for specific performance as contemplated by this Section 11(a) that a remedy at law would be adequate.

         (b) NO INCONSISTENT AGREEMENTS. Neither any Issuer nor any Note Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither any Issuer nor any Note Guarantor has previously entered into any agreement which remains in effect granting any registration rights with respect to its debt securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' and the Note Guarantors' securities under any agreement in effect on the date hereof.

         (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (1) in the case of Section 5 hereof and this Section 11 (c)(i), the Issuers have obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Issuers have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Issuers or their respective Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered or sold pursuant to a Registration Statement, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Sectilities are not being tendered or sold pursuant to such Registration Statement, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Registration Statement.

         (d) THIRD PARTY BENEFICIARY. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuers and the Note Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its nights or the rights of Holders hereunder.

         (e) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                  (ii)  if to the Issuers or the Note Guarantors:

                        WRC Media Inc.
                        Weekly Reader Corporation
                        JLC Learning Corporation
                        1 Rockefeller Plaza, 32nd Floor
                        New York, NY 10020
                        Attention: Chief Executive Officer

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

         (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; PROVIDED, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof .

         (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         (j) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  WRC MEDIA INC.

                                  By: /s/ Charles Laurey
                                     --------------------
                                     Name: Charles Laurey
                                     Title: Secretary


                                  WEEKLY READER CORPORATION

                                  By: /s/ Charles Laurey
                                     --------------------
                                     Name: Charles Laurey
                                     Title: Secretary


                                  JLC LEARNING CORPORATION

                                  By: /s/ Charles Laurey
                                     --------------------
                                     Name: Charles Laurey
                                     Title: Secretary

                                  PRIMEDIA REFERENCE INC.

                                  By: /s/ Charles Laurey
                                     --------------------
                                     Name: Charles Laurey
                                     Title: Secretary


                                  FUNK & WAGNALLS YEARBOOK
                                  CORPORATION

                                  By: /s/ Charles Laurey
                                     --------------------
                                     Name: Charles Laurey
                                     Title: Secretary


                                  LIFETIME LEARNING SYSTEMS, INC.

                                  By: /s/ Charles Laurey
                                     --------------------
                                     Name: Charles Laurey
                                     Title: Secretary




                 REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE 1

                                  GARETH STEVENS, INC.


                                  By: /s/ Charles Laurey
                                     --------------------
                                     Name: Charles Laurey
                                     Title: Secretary


                                  AMERICAN GUIDANCE SERVICE, INC.


                                  By: /s/ Charles Laurey
                                     --------------------
                                     Name: Charles Laurey
                                     Title: Secretary


                                  AGS INTERNATIONAL SALES, INC.


                                  By: /s/ Charles Laurey
                                     --------------------
                                     Name: Charles Laurey
                                     Title: Secretary


                                  DONALDSON, LUFKIN & JENRETTE
                                  SECURITIES CORPORATION

                                  BANC OF AMERICA SECURITIES LLC

                                  By: Donaldson, Lufkin & Jenrette
                                      Securities Corporation


                                  By: /s/ D. Kete Cockrell
                                     ----------------------
                                     Name: D. Kete Cockrell
                                     Title: Vice President



                 REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE 2